Segment Information (Details) - Segment	6 Months Ended	12 Months Ended
	Mar. 31, 2026	Sep. 30, 2025
Segment Information [Abstract]
CODM description	he Company’s chief operating decision maker has been identified as the Chief Executive Officer (“CODM”), who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance.	The Company’s chief operating decision maker has been identified as the Chief Executive Officer (“CODM”), who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance.
Chief Executive Officer	Chief Executive Officer	Chief Executive Officer
Operating segment	1	1
Reportable segment	1	1